UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2022
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2022, Marathon Oil Corporation entered into a Seventh Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 28, 2014 (as previously amended and supplemented, the “Credit Agreement”). The Amendment, which includes customary representations and warranties, amends the Credit Agreement to, among other things, (i) extend the maturity date under the credit facility by three years to July 28, 2027, (ii) decrease the size of the credit facility from $3.149 billion to $2.5 billion, (iii) replace the LIBOR interest rate benchmark with the secured overnight financing rate (“SOFR”) and (iv) implement certain revisions to the Pricing Schedule.

One or more lenders party to the Amendment have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for us and our subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The above description of the material terms and conditions of the Amendment is a summary only and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

10.1
Seventh Amendment, dated as of July 28, 2022, to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment, dated as of May 5, 2015, the Second Amendment, dated as of June 22, 2017, the Third Amendment, dated as of October 18, 2018, the Fourth Amendment, dated as of September 24, 2019, the Fifth Amendment, dated as of December 4, 2020 and the Sixth Amendment, dated as of June 21, 2021, and as supplemented by the Incremental Commitments Supplement, dated as of March 4, 2016 and Incremental Commitments Supplement, dated as of July 11, 2017, among Marathon Oil Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions named therein

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

August 2, 2022	By:	/s/ Rob L. White

Name: Rob L. White
Title: Vice President, Controller and Chief Accounting Officer